Addendum to the loan agreement dated 30/08/2007

Extension

LOAN AGREEMENT

between

EDI Exploration Drilling International Holding GmbH
Represented by the Managing Director [“Geschäftsführer”]
Günter Thiemann
Goethestrasse 61
45721 Haltern am See

- in the following referred to as Lender -

and

EDI Exploration Drilling International GmbH
represented by the Managing Director [“Geschäftsführer”]
Christian Runge
Goethestrasse 59
45721 Haltern am See

- in the following referred to as Borrower -

The loan agreement, to which this addendum applies, is changed, effective immediately, in Section 2 paragraphs 2 and 3 as follows:

Section 2                Interest, term and repayment of loan

2.	The term shall be extended by approx. 7 months and ends on March 31, 2009.
3.	The loan shall be repaid on March 31, 2009 into the Lender’s account.

All of the other provisions remain unchanged and valid.

Haltern, on August 20, 2008

[Signature]

EDI Holding GmbH	EDI GmbH
Günter Thiemann	Christian Runge
- Lender -	- Borrower -

[File name]